July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: The Managers Fund Trust

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 119,794,437.6160 shares of The Managers Fund Trust in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 67,300,862.2451 shares, which is 56.180% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:
Bruce B. Bingham
Affirmative	65,917,039.4011	55.025%	97.944%
Withhold	1,383,822.8440	1.155%	2.056%
TOTAL	67,300,862.2451	56.180%	100.000%
William E. Chapman II
Affirmative	65,845,906.8501	54.966%	97.838%
Withhold	1,454,955.3950	1.214%	2.162%
TOTAL	67,300,862.2451	56.180%	100.000%
Edward J. Kaier
Affirmative	65,890,088.3141	55.002%	97.904%
Withhold	1,410,773.9310	1.178%	2.096%
TOTAL	67,300,862.2451	56.180%	100.000%
Steven J. Paggioli
Affirmative	65,893,710.2871	55.006%	97.909%
Withhold	1,407,151.9580	1.174%	2.091%
TOTAL	67,300,862.2451	56.180%	100.000%
Eric Rakowski
Affirmative	65,933,611.1601	55.039%	97.968%
Withhold	1,367,251.0850	1.141%	2.032%
TOTAL	67,300,862.2451	56.180%	100.000%
Thomas R. Schneeweis
Affirmative	65,859,259.5841	54.977%	97.858%
Withhold	1,441,602.6610	1.203%	2.142%
TOTAL	67,300,862.2451	56.180%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
Christine C. Carsman
Affirmative	65,864,037.3191	54.981%	97.865%
Withhold	1,436,824.9260	1.199%	2.135%
TOTAL	67,300,862.2451	56.180%	100.000%
Kurt Keilhacker
Affirmative	65,831,496.0721	54.954%	97.817%
Withhold	1,469,366.1730	1.226%	2.183%
TOTAL	67,300,862.2451	56.180%	100.000%
Richard F. Powers III
Affirmative	65,677,238.4981	54.825%	97.588%
Withhold	1,623,623.7470	1.355%	2.412%
TOTAL	67,300,862.2451	56.180%	100.000%
Victoria Sassine
Affirmative	65,719,902.6591	54.860%	97.651%
Withhold	1,580,959.5860	1.320%	2.349%
TOTAL	67,300,862.2451	56.180%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES
RECORD TOTAL:	119,794,437.6160
SHARES VOTED:	67,300,862.2451
PERCENT PRESENT:	56.180%

Page: 3

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Mid-Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 14,657,371.2680 shares of Managers Cadence Mid-Cap Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 4,055,672.4130 shares, which is 27.670% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Mid-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental Investment restrictions relating to: Issuance of Senior Securities

Affirmative	1,974,780.5040	13.473%	48.692%
Against	100,847.3610	0.688%	2.487%
Abstain	64,978.5480	0.443%	1.602%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	1,968,769.3640	13.432%	48.544%
Against	105,235.6800	0.718%	2.595%
Abstain	66,601.3690	0.454%	1.642%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	1,977,173.9010	13.489%	48.751%
Against	98,353.2980	0.671%	2.425%
Abstain	65,079.2140	0.444%	1.605%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	1,974,550.4200	13.471%	48.686%
Against	100,971.2180	0.689%	2.490%
Abstain	65,084.7750	0.444%	1.605%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Mid-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	1,968,200.6360	13.428%	48.530%
Against	106,352.7350	0.726%	2.622%
Abstain	66,053.0420	0.451%	1.629%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	1,967,638.9210	13.424%	48.516%
Against	108,832.9740	0,743%	2.683%
Abstain	64,134.5180	0.437%	1.582%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	1,983,246.1530	13.531%	48.901%
Against	95,602.7450	0.652%	2.357%
Abstain	61,757.5150	0.421%	1.523%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	1,967,744.5380	13.425%	48.518%
Against	106,175.6420	0.724%	2.618%
Abstain	66,686.2330	0.455%	1.645%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Mid-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	1,979,961.9630	13.508%	48.820%
Against	88,164.9120	0.602%	2.174%
Abstain	72,479.5380	0.494%	1.787%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	1,946,370.2010	13.279%	47.991%
Against	120,748.2350	0.824%	2.977%
Abstain	73,487.9770	0.501%	1.813%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes

Affirmative	1,941,170.4540	13.244%	47.863%
Against	120,209.9240	0.820%	2.964%
Abstain	79,226.0350	0.540%	1.954%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

Page: 3

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Mid-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	14,657,371.2680
SHARES VOTED:	4,055,672.4130
PERCENT PRESENT:	27.670%

Page: 4

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Emerging Companies Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,384,725.6070 shares of Managers Cadence Emerging Companies Fund in respect to the Meeting of Shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 397,558.1430 shares, which is 28.710% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Emerging Companies Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	200,748.8080	14.497%	50.495%
Against	18,301.0000	1.322%	4.603%
Abstain	6,558.3350	0.473%	1.650%
Brk Non-Vote	171,950.0000	12.418%	43.252%
TOTAL	397,558.1430	28.710%	100.000%

3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	200,019.8080	14.445%	50.312%
Against	18,099.0000	1.307%	4.553%
Abstain	7,489.3350	0.540%	1.883%
Brk Non-Vote	171,950.0000	12.418%	43.252%
TOTAL	397,558.1430	28.710%	100.000%

3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes

Affirmative	200,019.8080	14.445%	50.312%
Against	18,099.0000	1.307%	4.553%
Abstain	7,489.3350	0.540%	1.883%
Brk Non-Vote	171,950.0000	12.418%	43.252%
TOTAL	397,558.1430	28.710%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Emerging Companies Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	1,384,725.6070
SHARES VOTED:	397,558.1430
PERCENT PRESENT:	28.710%

Page: 2

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Cap Appreciation Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,524,118.1550 shares of Managers Cadence Cap Appreciation Fund in respect to the Meeting of Shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 2,590,909.0380 shares, which is 27.204% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative	1,415,586.2820	14.863%	54.637%
Against	144,918.8600	1.522%	3.625%
Abstain	204,986.0420	2.152%	5.128%
Brk Non-Vote	1,004,727.0000	10.549%	38.779%
TOTAL	2,590,909.0380	27.204%	100.000%

3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative	1,398,841.4450	14.687%	53.990%
Against	71,449.2300	0.750%	2.758%
Abstain	115,891.3630	1.218%	4.473%
Brk Non-Vote	1,004,727.0000	10.549%	38.779%
TOTAL	2,590,909.0380	27.204%	100.000%

3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes

Affirmative	1,395,210.2040	14.649%	53.850%
Against	68,146.8710	0.716%	2.630%
Abstain	122,824.9630	1.290%	4.741%
Brk Non-Vote	1,004,727.0000	10.549%	38.779%
TOTAL	2,590,909.0380	27.204%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	9,524,118.1550
SHARES VOTED:	2,590,909.0380
PERCENT PRESENT:	27.204%

Page: 2

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Emerging Companies Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,384,725.6070 shares of Managers Cadence Emerging Companies Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 699,165.5190 shares, which is 50.491% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Emerging Companies Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,384,725.6070 shares of Managers Cadence Emerging Companies Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 698,791.5190 shares, which is 50.464% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

The Managers Fund Trust

Managers Cadence Emerging Companies Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	510,891.1840	36.895%	73.111%
Against	25,937.0000	1.873%	3.712%
Abstain	7,228.3350	.522%	1.034%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	510,500.1840	36.866%	73.055%
Against	26,083.0000	1.884%	3.733%
Abstain	7,473.3350	.540%	1.069%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	510,285.1840	36.851%	73.025%
Against	26,298.0000	1.899%	3.763%
Abstain	7,473.3350	.540%	1.069%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	510,827.1840	36.890%	73.102%
Against	25,855.0000	1.867%	3.700%
Abstain	7,374.3350	.533%	1.055%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

The Managers Fund Trust

Managers Cadence Emerging Companies Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	513,966.1840	37.117%	73.551%
Against	22,716.0000	1.640%	3.251%
Abstain	7,374.3350	.533%	1.055%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	511,660.1840	36.950%	73.221%
Against	25,168.0000	1.818%	3.602%
Abstain	7,228.3350	.522%	1.034%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	514,649.1840	37.166%	73.649%
Against	22,179.0000	1.602%	3.174%
Abstain	7,228.3350	.522%	1.034%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	511,657.1840	36.950%	73.221%
Against	25,025.0000	1.807%	3.581%
Abstain	7,374.3350	.533%	1.055%
Brk Non-Vote	154,735.0000	11.174%	22.143%
TOTAL	698,791.5190	50.464%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

The Managers Fund Trust

Managers Cadence Emerging Companies Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	1,384,725.6070
SHARES VOTED:	698,791.5190
PERCENT PRESENT:	50.464%

Page: 3

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Cap Appreciation Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,524,118.1550 shares of Managers Cadence Cap Appreciation Fund in respect to the Meeting of shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 3,670,311.1674 shares, which is 38.537% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	2,497,899.9994	26.227%	68.057%
Against	142,308.9610	1.494%	3.877%
Abstain	109,404.2070	1.149%	2.981%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	2,483,586.6034	26.077%	67.667%
Against	156,326.2180	1.641%	4.259%
Abstain	109,700.3460	1.152%	2.989%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	2,486,076.5374	26.103%	67.735%
Against	156,167.6740	1.640%	4.255%
Abstain	107,368.9560	1.127%	2.925%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	2,487,591.0144	26.119%	67.776%
Against	148,685.4880	1.561%	4.051%
Abstain	113,336.6650	1.190%	3.088%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	2,490,658.8844	26.151%	67.860%
Against	145,362.1900	1.526%	3.960%
Abstain	113,592.0930	1.193%	3.095%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Real Estate

Affirmative	2,495,113.3664	26.198%	67.981%
Against	144,560.8850	1.518%	3.939%
Abstain	109,938.9160	1.154%	2.995%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	2,515,525.8284	26.412%	68.537%
Against	127,488.1310	1.339%	3.474%
Abstain	106,599.2080	1.119%	2.904%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	2,490,708.1564	26.152%	67.861%
Against	147,540.2570	1.549%	4.020%
Abstain	111,364.7540	1.169%	3.034%
Brk Non-Vote	920,698.0000	9.667%	25.085%
TOTAL	3,670,311.1674	38.537%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

August 20, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	9,524,118.1550
SHARES VOTED:	3,670,311.1674
PERCENT PRESENT:	38.537%

Page: 3

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Cap Appreciation Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,524,118.1550 shares of Managers Cadence Cap Appreciation Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 3,850,434.3404 shares, which is 40.428% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

September 27, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative	2,764,468.2924	29.025%	71.796%
Against	160,053.2350	1.681%	4.157%
Abstain	132,209.8130	1.388%	3.434%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative	2,747,842.0074	28.851%	71.364%
Against	175,370.4920	1.841%	4.555%
Abstain	133,518.8410	1.402%	3.468%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative	2,752,233.6204	28.897%	71.479%
Against	175,272.2690	1.840%	4.552%
Abstain	129,225.4510	1.357%	3.356%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative	2,751,313.1394	28.887%	71.455%
Against	168,448.7620	1.769%	4.375%
Abstain	136,969.4390	1.438%	3.557%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT

September 27, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative	2,755,190.3494	28.928%	71.555%
Against	164,788.7110	1.730%	4.280%
Abstain	136,752.2800	1.436%	3.552%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative	2,761,267.3664	28.992%	71.713%
Against	162,863.5630	1.710%	4.230%
Abstain	132,600.4110	1.392%	3.444%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

Affirmative	2,782,976.4894	29.219%	72.277%
Against	144,630.4050	1.519%	3.756%
Abstain	129,124.4460	1.356%	3.354%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative	2,753,558.4634	28.910%	71.513%
Against	167,785.0990	1.762%	4.358%
Abstain	135,387.7780	1.422%	3.516%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT

September 27, 2013

The Managers Fund Trust

Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	9,524,118.1550
SHARES VOTED:	3,850,434.3404
PERCENT PRESENT:	40.428%

Page: 3